ELFUN DIVERSIFIED FUND

Supplement dated March 28, 2012

To the Summary Prospectus dated April 30, 2011, as amended on January 31, 2012

Elfun Diversified Fund

Effective March 28, 2012, the Summary Prospectus for the Elfun Diversified Fund dated April 30, 2011 (as amended on January 31, 2012) is revised as follows:

On page 4, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Greg Hartch	1 year	Senior Vice President and Strategy and Business Development Leader
David Wiederecht	1 year	President and Chief Investment Officer – Investment Solutions

This Supplement should be retained with your Summary Prospectus for future reference.